SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

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                              SECURITY INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

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         statement number, or the Form or Schedule and the date of its filing.

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


                  Notice of Special Meeting of Shareholders of
                              Security Income Fund
                          to be Held September 10, 1999
                 700 SW Harrison St., Topeka, Kansas 66636-0001
                            Telephone 1-800-888-2461


To the Shareholders of
     >  Security Income Fund
        [] Security Capital Preservation Fund

     A Special Meeting of Shareholders of the Security Capital Preservation Fund (the "Fund") will be held at the offices of Security Income Fund, 700 Harrison Street, Topeka, Kansas 66636, on September 10, 1999 at 9:30 a.m. (the "Special Meeting"). The Fund is a series of Security Income Fund, an open-end management investment company organized under the laws of the state of Kansas. The Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio, the BT PreservationPlus Income Portfolio (the "Portfolio"). As a feeder fund, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, an open-end management investment company organized as a trust under the laws of the State of New York. The Portfolio shares the same investment objective and policies of the Fund. As required by the Investment Company Act of 1940, as amended (the "Act"), the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders.
     The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

     1. To approve or disapprove new investment advisory agreements (the "New Advisory Agreements") for the Fund:

         a. To approve or disapprove a new investment advisory agreement between the Portfolio and Bankers Trust Company ("Bankers Trust") (the "New BT Advisory Agreement").

         b. To approve or disapprove a new advisory agreement between the Portfolio and Morgan Grenfell Inc. ("MGI") (the "New MGI Advisory Agreement") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Portfolio's Boards of Trustees who are not "interested persons" thereof ("Independent Trustees") (as defined in the Act).

         c. To approve or disapprove a new sub-investment advisory agreement (the "New Sub-advisory Agreement," which term, unless otherwise specified, is included within the meaning of New Advisory Agreements) between MGI and Bankers Trust (each an "Adviser") under which Bankers Trust may perform MGI's responsibilities under the New MGI Advisory Agreement with the Portfolio upon approval of the Independent Trustees of the Portfolio.

     2. To elect Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

     3. To ratify or reject the selection of Ernst & Young LLP as the independent accountants for the Portfolio for the current fiscal year.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.
     The New BT Advisory Agreement will contain substantially the same terms and conditions, except for the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Portfolio. As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the merger of Circle Acquisition Corporation, a wholly-owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), with and into Bankers Trust Corporation, the parent company of Bankers Trust. The New MGI Advisory Agreement described in Proposal 1b and the New Sub-advisory Agreement with Bankers Trust described in Proposal 1c provide for the same services to be provided at the same fees and will permit Deutsche Bank, upon the approval of the Independent Trustees of the Portfolio, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New MGI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.
     The close of business on July 23, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.
     This notice and related proxy material are first being mailed to shareholders on or about August 27, 1999. This proxy is being solicited by the Board of Directors of the Security Income Fund at the request of the Portfolio.

                                           By order of the Board of Directors of
                                                           Security Income Fund,
Topeka, Kansas                                                        AMY J. LEE
August 25, 1999                                                        Secretary
--------------------------------------------------------------------------------
Whether or not you expect to attend the Special Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed envelope in order to assure representation of your shares. No postage need be affixed if the proxy card is mailed in the United States.

Security Income Fund
Member of The Security Benefit Group of Companies
700 SW Harrison Street, Topeka, Kansas 66636-0001

                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 10, 1999
                                 PROXY STATEMENT

     This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders is being furnished in connection with the solicitation of proxies by the Board of Directors of Security Income Fund (the "Company"), for use at the special meeting of shareholders of the Security Capital Preservation Fund (the "Fund") to be held at the offices of Security Income Fund, 700 Harrison Street, Topeka, Kansas 66636, on September 10, 1999 at 9:30 a.m. (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about August 27, 1999.
     The Special Meeting is being held to consider and vote on the matters set forth in the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement, as described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournment thereof. The appointed proxies will vote on any other business as may properly come before the Special Meeting or any such adjournment.

                             BACKGROUND INFORMATION

     Master-Feeder Structure. The Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio, the BT PreservationPlus Income Portfolio (the "Portfolio"). As a feeder fund, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a series of BT Investment Portfolios, an open-end management investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective and policies as the Fund, although the Portfolio invests directly in investment securities and other investments.
     As required by the Investment Company Act of 1940, as amended (the "Act"), the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. The Board of Directors of the Company is soliciting Proxies at the request of the Portfolio. For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Company, although all actions are actually taken by the Company on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio, in which the Fund invests all of its assets, and on which the Fund votes as a shareholder. Your vote and the vote of other shareholders of the Fund determines how the Fund will vote with respect to the Portfolio. Other feeder funds of the Portfolio also will vote in accordance with their respective charters and/or other applicable requirements with respect to the Proposals set forth in this Proxy Statement.

     BT PreservationPlus Income Portfolio. Bankers Trust Company ("Bankers Trust"), a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser, custodian and administrator of the Portfolio. Bankers Trust is a wholly-owned subsidiary of BT Corporation, a registered bank holding company organized under the laws of the State of New York, which is located at the same address as Bankers Trust. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, serves as the principal underwriter of the Portfolio.

                                 PROPOSAL NO. 1
                       APPROVAL OF NEW ADVISORY AGREEMENTS

     The new investment advisory agreement between the Portfolio and Bankers Trust (the "New BT Advisory Agreement") will contain substantially the same terms and conditions, except for the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Portfolio. As more fully discussed below, approval of the new investment advisory agreements and sub-advisory agreement (collectively, the "New Advisory Agreements"), which provide for the same services to be provided at the same fees, is generally occasioned by a merger pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank, A.G. ("Deutsche Bank"). The new advisory agreement between the Portfolio and Morgan Grenfell Inc. ("MGI") (the "New MGI Advisory Agreement") and the new sub-investment advisory agreement (the "New Sub-advisory Agreement") with Bankers Trust (together with MGI, the "Advisers"), as applicable, will permit Deutsche Bank, upon the approval of the Independent Trustees of the Portfolio, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New MGI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

The Prior Advisory Agreement

     Prior to June 4, 1999, Bankers Trust served as investment adviser to the Portfolio pursuant to a separate investment advisory agreement between Bankers Trust and the Portfolio (the "Prior Advisory Agreement"). The Prior Advisory Agreement was initially approved by the Board of Trustees of the Portfolio (the "Board"), including a majority of the Trustees who are not "interested persons" ("Independent Trustees") of the Portfolio (as defined under the Act).
     The following  table lists:  (i) the date of the Prior Advisory  Agreement;
(ii) the most recent date on which the Prior Advisory Agreement was approved by the Portfolio's Trustees, including a majority of the Independent Trustees, and by a majority of the shareholders; and (iii) the fee to be paid by the Portfolio to Bankers Trust for services rendered pursuant to the Prior Advisory Agreement.

--------------------------------------------------------------------------------
Date of Prior Advisory Agreement           Date of Last Approval By Portfolio's
                                        ---------------------------------------
                                   Trustees            Shareholders         Fee*
--------------------------------------------------------------------------------
4/28/93 (as amended 6/10/98)        3/8/99               4/28/93           0.70%
--------------------------------------------------------------------------------
*On August 1, 1999,  Bankers  Trust entered into a one-year  agreement  with the
 Portfolio whereby Bankers Trust contractually waived all investment advisory fees payable to it by the Portfolio.
--------------------------------------------------------------------------------

     The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly-owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation continuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.
     As a result of the Merger, BT Corporation became a wholly-owned subsidiary of Deutsche Bank, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies ("Deutsche Bank Group"). At March 31, 1999 the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were US $19.6 billion.
     Impact of the Merger on the Prior Advisory Agreement. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered  company . . . ." Section  15(a)(4) of the Act further  requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.
     While it may be argued otherwise, consummation of the Merger may have resulted in an "assignment" of the Prior Advisory Agreement within the meaning of the Act, terminating the agreement according to its terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly-owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreement with Bankers Trust.

     On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without obtaining prior shareholder approval, of the new investment advisory agreement between the Portfolio and Bankers Trust (the "New BT Advisory Agreement") during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreement is approved or disapproved by the shareholders of the Portfolio (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Advisory Agreement, provided that these fees would be held in escrow pending shareholder approval of the New BT Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Portfolio and paid under the New BT Advisory Agreement have been held in an interest-bearing escrow account, and the Portfolio expects to continue to deposit these fees in such account until approval of the New BT Advisory Agreement by the shareholders of the Portfolio has been obtained. If the New BT Advisory Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Portfolio. As of June 30, 1999, the amount in escrow totaled $2,025.45.
     The Fund, as a shareholder of the Portfolio, is not being asked to approve or disapprove the Merger or the Merger Agreement; rather, it is being asked under this Proposal to approve and continue the New BT Advisory Agreement and to approve the New Advisory Agreements for the Portfolio. Other than the dates of execution, effectiveness, and initial term of the agreements, the New BT Advisory Agreement, contain substantially the same terms and conditions as the Prior Advisory Agreement, and the other New Advisory Agreements contain substantially the same terms and conditions as the New BT Advisory Agreement. The advisory fee rate charged to the Portfolio under the Prior Advisory Agreement has continued to apply under the New BT Advisory Agreement, and would continue to apply under the New MGI Advisory Agreement. MGI, and not the Portfolio, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. In addition, the Advisers have advised the Board that the Portfolio can expect to continue to receive the same level and quality of services under the New Advisory Agreements as it received under the Prior Advisory Agreement. The Advisers have represented to the Board that in the event of any material change in the investment management personnel of the Advisers responsible for providing services to the Portfolio, the Advisers will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

     The New Advisory Agreements, the form of which is attached to this Proxy Statement as Exhibit A, became effective as of June 4, 1999, the date of the consummation of the Merger. If shareholders approve the New Advisory Agreements, each of the Agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or shareholders of the Portfolio, provided that they are also approved by a majority of the Independent Trustees of the Board. The terms and conditions of the New BT Advisory Agreement, other than its date of execution, effectiveness and initial term, are substantially the same as those of the Prior Advisory Agreement.

     Under the terms of the New Advisory Agreements, as under the Prior Advisory Agreements, each of the Advisers agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Subject to the supervision and control of the Portfolio's Board, each of the Advisers agrees to (a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended, the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreements in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services rendered by it in accordance with the Portfolio's investment objectives and policies as stated in the Prospectus and Statement of Additional Information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the Commission, (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securities or other investments will be purchased, sold or retained by the Portfolio, and
(e) maintain books and records with respect to the securities transactions of the Portfolio and render to the Board of Trustees of the Trust such periodic and special reports as they may request.
     The Advisory Fees. The investment advisory fee rate charged to the Portfolio under the New Advisory Agreements is the same as the investment advisory fee rate charged under the Prior Advisory Agreement. As noted above, the investment advisory fee payable under the New Sub-advisory Agreement would be paid by MGI, not the Portfolio, and may vary from time to time, subject to the approval of the Board, including a majority of its Independent Trustees.
     As under the Prior Advisory Agreement, Bankers Trust or MGI, as applicable, is paid a fee under the New Advisory Agreements for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.70% of the Portfolio's average daily net assets.
     Generally. If approved, the New Advisory Agreements, as applicable, will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board or by the holders of a majority of the Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees of the Board who are not parties to such contract or agreement, or "interested persons" (as defined in the Act) of any such party. Like the Prior Advisory Agreement, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the shareholders of the Portfolio (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.
     The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, the Advisers are obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolio bears certain other expenses, including the fees of the Board. The Portfolio also pays any extraordinary expenses incurred.
     Under each New Advisory Agreement, the Adviser will exercise its best judgment in rendering its advisory services. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect the Advisers against any liability to the Portfolio or to its shareholders to which the Advisers could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

     Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Corporation. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Portfolio, Bankers Trust serves as investment adviser to 31 other investment companies and subadvises 34 other investment companies. (See Annex I for a discussion of those investment companies advised by Bankers Trust that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets under management, including $100,713 of assets in the Portfolio.
     The names, business addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

-----------------------------------------------------------------------------------------------------------
               Name and Address                             Principal Occupation
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Josef Ackermann                                Chairman of the Board, Chief Executive Officer and
Deutsche Bank A.G.                             President, Bankers Trust; Member, Board of Managing
Taunusanlage 12                                Directors, Deutsche Bank A.G.
D-60262 Frankfurt am Main
Federal Republic of Germany
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Hans Angermueller                              Director, Bankers Trust; Of Counsel, Shearman & Sterling
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
George B. Beitzel                              Director, Bankers Trust, Computer Task Group, Inc.,
29 King Street                                 Phillips Petroleum Company, and TIG Holdings, Inc.
Chappaqua, New York 10514-3432
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
William R. Howell                              Director, Bankers Trust, Exxon Corporation, Halliburton
J.C. Penney Company, Inc.                      Company, National Organization on Disability, National
P. O. Box 10001                                Retail Federation, Southern Methodist University
Dallas, Texas 75301-1109                       (Chairman), and Warner-Lambert Company; Chairman Emeritus,
                                               J. C. Penney Company, Inc.

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Hermann-Josef Lamberti                         Director, Bankers Trust; Member, Board of Managing
Deutsche Bank A.G.                             Directors, Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
John A. Ross                                   Director, Bankers Trust; Regional Chief Executive Officer,
Deutsche Bank Americas Holding Corp.           Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, New York 10019
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Ronaldo H. Schmitz                             Director, Bankers Trust; Member, Board of Managing
Deutsche Bank A.G.                             Directors, Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany
-----------------------------------------------------------------------------------------------------------

     In addition to serving as investment adviser to the Portfolio, Bankers Trust also serves as administrator, transfer agent and custodian of the Portfolio. The Portfolio has entered into an Administration and Services Agreement with Bankers Trust under which Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.35% of the Portfolio's average daily net assets.
     MGI. MGI is a corporation organized under the laws of the State of Delaware and is registered with the Commission under the Advisers Act. It is located at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"). MGAM is a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $16.5 billion for a wide range of pension, corporate, insurance, local authority, government and private clients worldwide.
     The names, business addresses and principal occupations of the current directors and chief executive officer of MGI are set forth below. Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI constitute their principal occupation.

-----------------------------------------------------------------------------------------------------------
               Name and Address                                   Principal Occupation
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
David Westover Baldt                           Executive Vice President and Director, Morgan Grenfell Inc.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Joan A. Binstock                               Chief Operating Officer and Executive Vice President,
                                               Morgan Grenfell Inc.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Audrey Mary Theresa Jones                      Executive Vice President, Director and Portfolio Manager,
                                               Morgan Grenfell Inc.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Richard Marin                                  President and Director, Morgan Grenfell Inc.; Managing
280 Park Avenue                                Director, Deutsche Bank, A.G.
New York, New York 10017
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Robert H. Smith                                Director and Chairman, Morgan Grenfell Inc.; Chief
                                               Executive Officer, Morgan Grenfell Asset Management;
                                               Chairman and Chief Executive Officer, Morgan Grenfell
                                               Development Capital
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Steven Schneider                               Managing Director, Deutsche Bank A.G.
280 Park Avenue
New York, New York 10017
-----------------------------------------------------------------------------------------------------------

Section 15(f) of the Act

     Section 15(f) of the Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.
     First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the
Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). Bankers Trust has advised the Board that there are no circumstances arising from the Merger that might result in an "unfair burden" (within the meaning of Section 15(f) of the Act) being imposed on the Portfolio. After conducting its reviews of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreement and its request that the Board approve the new Advisory Agreement, the Board was satisfied that it had received and appropriately considered the relevant factors and, after consultation with counsel, the Board determined to approve the New Advisory Agreement.
     The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Board must not be "interested persons" of the Advisers within the meaning of the Act. All current members of the Board are not, and have continued not to be since the Merger, "interested persons" of the Advisers. If the current slate of Trustee Nominees are elected, one (1) interested person will be a member of the Board.

Additional Information

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to federal and state authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.
     As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolio. The Commission has granted Bankers Trust a temporary order under
Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies (File No. 812-11532, March 12, 1999), and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board and the Board of Directors of the Company.

Recommendation of the Portfolio's Board

     At a meeting of the Board held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New BT Advisory Agreement, the Board, including the Independent trustees, unanimously approved the New BT Advisory Agreement. In reaching this conclusion, the Board obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as it deemed reasonably necessary to approve Bankers Trust as investment adviser to the Portfolio. Additionally, the Board considered a number of factors, including, among other things, the continuity of the management of the Portfolio after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Portfolio; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Advisory Agreement contains substantially the same terms and conditions as the Prior Advisory Agreement. Based on the factors discussed above and others, the Board determined that the New BT Advisory Agreement is fair and reasonable and in the best interest of the Portfolio and its shareholders.
     At the meetings of the Board held on July 15, 1999 and July 27, 1999, called for the purpose of, among other things, discussing and voting on approval of the New MGI Advisory Agreement and the New Sub-advisory Agreement, the Board obtained from Deutsche Bank and MGI such information as they deemed reasonably necessary to approve MGI as investment adviser to the Portfolio. Representatives of Deutsche Bank and MGI made detailed presentations with respect to, among other factors, the organizational structure, assets under management, asset management services, financial conditions and business plans of MGI. The Board considered the same factors described above for the New BT Advisory Agreement with regard to the New MGI Advisory Agreement and the New Sub-advisory Agreement. The Board also considered a number of other factors, including the capacity of MGI to perform its duties under the New Advisory Agreements; the high degree of continuity of investment management personnel expected to be available to the Portfolio because most of the personnel of Bankers Trust who provided services under the Prior Management Agreement will be employed by MGI; the financial standings of Deutsche Bank and MGI; the benefits to the Portfolio from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI as an investment adviser, as reflected in its amounts of assets under management, and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result thereof. With respect to the last factor, the Board considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Advisory Agreement will provide the Portfolio with an investment adviser registered under the Advisers Act.

     The Board was apprised that the deferral in implementing the New MGI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Adviser also emphasized to the Board that the New MGI Advisory Agreement and the New Sub-advisory Agreement would be implemented only upon the approval of the Independent Trustees based on information they then deemed necessary and adequate to consider these arrangements. At the July 27, 1999 meeting, a majority of the Board, including a majority of the Independent Trustees of the Portfolio, approved the New MGI Advisory Agreement and the New Sub-advisory Agreement.
     Based on the factors discussed above and others, the Board determined that the New MGI Advisory Agreement and the New Sub-Advisory Agreement are fair and reasonable and in the best interest of the Portfolio and its shareholders.
     In addition, at these meetings, the Board, including the Independent Trustees, also were apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.
     Therefore, after careful consideration, the Board, including the Independent Trustees, recommend that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.
     If the New BT Advisory Agreement is approved by the shareholders, the agreement will continue in effect as described above. If the New BT Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to that New BT Advisory Agreement will be paid over to the Portfolio. In such event, the Board and the Board of Directors of the Company will consider what other action is appropriate based upon the interests of the shareholders of the Portfolio and the Fund, respectively. If the New MGI Advisory Agreement and/or New Sub-advisory Agreement are not approved by the shareholders, the New BT Advisory Agreement, if it has been approved by the shareholders, will continue in effect in accordance with its terms while the Board and the Board of Directors of the Company consider whether and the extent to which other action is appropriate based upon the interests of the shareholders of the Portfolio and the Fund, respectively.

                                 PROPOSAL NO. 2
                 ELECTION OF BOARD OF TRUSTEES OF THE PORTFOLIO

     Trustees constituting the entire Board of Trustees of the Portfolio are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The shareholders of the Fund are to consider the election of Charles P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langston, Philip Saunders, Jr. and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Portfolio. The Trustee Nominees were recently selected by the Independent Trustees of the Board and nominated by the full Board at meetings held on July 15, 1999 and July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Charles Biggar, Leland Dill and Philip Saunders, Jr. are currently Trustees of the Portfolio. No Trustee or Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio.
     Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Portfolio. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board may recommend.
     The following table sets forth the names, ages, position with the Portfolio, and principal occupation of each Trustee Nominee; each Trustee Nominee is proposed to be elected as such for the Portfolio.

Trustee Nominees

-----------------------------------------------------------------------------------------------------------
                            Position with
     Name, and Age          Portfolio           Principal Occupations During Last Five Years
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Charles P. Biggar+      Trustee of Portfolio   Retired; formerly, Vice President of International
Age:  68                Since Inception        Business Machines ("IBM") and President of the National
                        (3/27/93)              Services and Field Engineering Divisions of IBM.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
S. Leland Dill+         Trustee of             Retired; Director, Coutts (U.S.A.) International;
Age:  69                Portfolio              Director, Phoenix-Zweig Trust and Phoenix-Euclid Market
                        Since Inception        Inception  Neutral Fund; former Partner of KPMG Peat Marwick;
                        (3/27/93)              Director, Vintners International Company Inc.; Director,
                                               Coutts Trust Holdings Ltd.; Director, Coutts Group;
                                               General Partner, Pemco(3).
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Martin J. Gruber                               Nomura Professor of Finance, Leonard N. Stern School of
Age:  62                                       Business, New York University (since 1964); Trustee,
                                               TIAA(4); Trustee, SG Cowan Mutual
                                               Funds(4);  Trustee,  Japan Equity
                                               Fund(4);  Trustee,  Taiwan Equity
                                               Fund(4).
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Richard Hale*                                  Managing Director, Deutsche Asset Management; Director,
Age:  54                                       Flag Investors Fund; Managing Director, BT Alex. Brown
                                               Incorporated; Director and President, Investment Company
                                               Capital Corp.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Richard J. Herring                             Jacob Safra Professor of International Banking, Professor
Age:  53                                       of Finance and Vice Dean, The Wharton School, University
                                               of Pennsylvania (since 1972).
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Bruce E. Langton                               Retired; Trustee, Allmerica Financial Mutual Funds (1994
Age:  68                                       to present); member, Pension & Thrift Plans and Investment
                                               Committee, Unilever U.S. Corporation (1989 to present)(3);
                                               Director, TWA Pilots Directed Account Plan and 401K Plan
                                               (1988 to present)(4).
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.+   Trustee of             Principal, Phillip Saunders Associates (Economic and
Age:  63                Portfolio              Financial Analysis); Former Director, Financial Industry
                        Since Inception        Consulting, Wolf and company; President, John Hancock Home
                        (3/27/93)              Mortgage Corporation; Senior Vice President of Treasury
                                               and Financial Services, John Hancock Mutual Life Insurance
                                               Company, Inc.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Harry Van Benschoten+                          Retired; Director, Canada Life Insurance Corporation of
Age:  71                                       New York.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
*    "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing
     Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.
+    Member of the Audit Committee.
(1) Holds one other  trusteeship  in the Bankers Trust Fund Complex,  as defined herein.
(2) Holds two other  trusteeships in the Bankers Trust Fund Complex,  as defined herein.
(3) A publicly held company with securities  registered pursuant to Section 12 of the Exchange Act.
(4) An investment company registered under the Act.
-----------------------------------------------------------------------------------------------------------

     The Board has established an Audit Committee that meets with the Portfolio's independent accountants to review the financial statements of the Portfolio, the adequacy of internal controls and the accounting procedures and policies of the Portfolio, and reports on these matters to the Board. The Board has established a Nominating Committee comprised of all of the Independent Trustees of the Board, which is responsible for the selection and nomination of Trustees that are not "interested persons," as defined under the Act, of the Portfolio. The Board does not have a compensation committee. During 1998, the Portfolio's Board held four meetings, the Audit Committee held two meetings, and the Nominating Committee held no meetings. No Trustee attended less than 75% of the applicable meetings.
     If Richard Hale is elected, he will not be a member of the Audit or Nominating Committees.
     The following table sets forth the compensation received by the Trustee Nominees for their services to the Portfolio and the Bankers Trust Fund Complex (as defined below) during the most recent fiscal year. In addition to the fees listed below, the Trustees of the Portfolio are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Portfolio and the Bankers Trust Fund Complex.

-----------------------------------------------------------------------------------------------------------
                             Aggregate     Pension or Retirement
                           Compensation     Benefits Accrued as       Estimated       Total Compensation
                             from the        Part of Portfolio     Annual Benefits    from the Complex*
Name of Trustee              Portfolio            Expenses         Upon Retirement     Paid to Trustees
-----------------------------------------------------------------------------------------------------------
Charles P. Biggar               N/A                 N/A                  N/A                $36,250
S. Leland Dill                  N/A                 N/A                  N/A                $36,250
Martin J. Gruber                N/A                 N/A                  N/A                $36,250
Richard Hale                    N/A                 N/A                  N/A                    N/A
Richard J. Herring              N/A                 N/A                  N/A                $35,000
Bruce E. Langton                N/A                 N/A                  N/A                $35,000
Philip Saunders, Jr.            N/A                 N/A                  N/A                $35,000
Harry Van Benschoten            N/A                 N/A                  N/A                $36,250
-----------------------------------------------------------------------------------------------------------
*The "Bankers Trust Fund Complex" consists of the Cash Management Portfolio, BT Investment Portfolios,
  Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money
  Portfolio, International Equity Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio,
  BT Investment  Funds,  BT  Institutional  Funds,  BT Pyramid Mutual Funds,  BT
  Advisor Funds and BT Insurance Funds Trust.
-----------------------------------------------------------------------------------------------------------

     The following table sets forth the names, ages, position with the Portfolio and length of service in such position, and principal occupations during the past five years of the officers of the Portfolio.

-----------------------------------------------------------------------------------------------------------
               Name and Age                       Position with Portfolio and Principal Occupations
-----------------------------------------------------------------------------------------------------------
John A. Keffer                              President and Chief Executive Officer since December 1998;
Age:  57                                    President, Forum Financial Group L.L.C. and its affiliates;
                                            President, ICC Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                            Secretary since December 1998; Director, Deutsche Asset
Age:  45                                    Management (Americas) since July 1998; Associate General
                                            Counsel, Office of General Counsel, United States Securities
                                            and Exchange Commission, 1993-1998.
-----------------------------------------------------------------------------------------------------------
Charles Rizzo                               Treasurer since July 1998; Vice President and Department
Age:  42                                    Head, Deutsche Asset Management (Americas) since April 1998;
                                            Senior Manager, PricewaterhouseCoopers LLP from
                                            October 1993 to April 1998.
-----------------------------------------------------------------------------------------------------------
*Underwriter/distributor of the Portfolio.
-----------------------------------------------------------------------------------------------------------

Recommendation of the Portfolio's Board

     At the meetings of the Board held on July 15, 1999 and July 27, 1999, the Board, based on a recommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Portfolio's Board obtained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: alignment of the members of the Board with the boards of trustees of certain other investment companies in the Bankers Trust Fund Complex; the nature, scope and quality of services that the Trustee Nominees would likely provide to the Portfolio; and the desirability of maintaining compliance with Section 15(f) of the Act. Based on the factors discussed above and others, the Portfolio's Board determined that the election of the Trustee Nominees is in the best interest of the Portfolio and its shareholders.
     Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.
     If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Board of the Portfolio will consider what action is appropriate based upon the interests of the shareholders of the Portfolio.

                                 PROPOSAL NO. 3
               RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
                  AS INDEPENDENT ACCOUNTANTS FOR THE PORTFOLIO

     The Portfolio's Board including a majority of the Independent Trustees, have approved the selection of Ernst & Young LLP to serve as independent accountants for the Portfolio for the current fiscal year. Ernst & Young LLP has served as independent accountants of the Portfolio since the Portfolio's inception and has advised the Portfolio that they have no direct or indirect financial interest in the Portfolio. One or more representatives of Ernst & Young LLP are expected to be available by telephone at the Special Meeting and will have an opportunity to respond to appropriate questions posed by shareholders or management.
     Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the selection of Ernst & Young LLP as independent accountants for the Portfolio as set forth in this Proposal.

                                     VOTING

Proxy Solicitation

     Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Portfolio. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Shareholder Communications Corp. for its services in soliciting proxies and
(d)  supplementary  solicitations  to submit  Proxies,  will be borne by Bankers
Trust.

Shareholder Voting

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Each Fund share is entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.
     In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a discussion of abstentions and broker non-votes.)
     Shareholders of record at the close of business on July 23, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 2,517,055.487 shares of the Fund issued and outstanding.
     In order that your shares may be represented, you are requested to:

 .        indicate your instructions on the Proxy;
 .        date and sign the Proxy; and
 .        mail the Proxy promptly in the enclosed envelope.

Vote Required

     In view of the master-feeder structure discussed earlier, approval of Proposals 1a, 1b, and 1c with respect to the Portfolio's New Advisory Agreements requires the affirmative vote of a "majority" of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Portfolio present at the Special Meetings of shareholders of the various feeder funds, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals 1a, 1b, and 1c which requires the approval of a specified percentage of the outstanding shares of the Portfolio.
     Approval of Proposal 2 with respect to the Trustee Nominees of the Portfolio requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meetings of shareholders of the various feeder funds of BT Investment Portfolios' various Portfolios, voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal 2.
     Approval of Proposal 3 with respect to the selection of the independent accountants of the Portfolio requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meetings of shareholders of all the Portfolio's various feeder funds. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal 3.

Beneficial Ownership of Shares of the Fund

     As of July 23, 1999, Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636, beneficially owned 2,494,412.958 shares (99.1%) of the Fund. Unless otherwise indicated, Security Benefit Life Insurance Company has sole investment and voting power with respect to these shares. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
     Collectively, the Directors and officers of the Company own less than 1% of the Fund's outstanding shares.
     The Board, including the Independent Trustees, recommends that the shareholders vote "FOR" approval of Proposals 1a, 1b, 1c, 2, and 3. Any unmarked Proxies will be so voted.
     The Board of Trustees of the Trust is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting, including proposals of nominees for the Board of Trustees of the Portfolio, should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis. Shareholders who do not expect to be present at the Special Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                           By order of the Board of Directors of
                                                           Security Income Fund,
                                                                      Amy J. Lee
                                                                       Secretary

Shareholders are encouraged to attend the Special Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

                                     ANNEX I

                                  BANKERS TRUST


The table below shows the investment companies advised by Bankers Trust that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies.

-----------------------------------------------------------------------------------------------------------
                                                                                         Advisory Fee as a
                                                                        Net Assets         Percentage of
                                                                      (as of the most      Average Daily
                              Includes the following feeder funds   recently completed      Net Assets
                                                                       fiscal year)
-----------------------------------------------------------------------------------------------------------
Cash Management Portfolio     BT Investment Cash Management Fund       $232,585,828.00         0.15%
                              BT Investment Money Market Fund          $436,604,000.00
                              BT Institutional Cash Management       $2,347,142,000.00
                              Fund
                              Institutional Cash Reserves            $2,367,776,951.00
                              Money Market ProFund                     $204,909,098.00
-----------------------------------------------------------------------------------------------------------
Treasury Money Portfolio      BT Investment Treasury Money Fund        $308,910,930.00         0.15%
                              BT Institutional Treasury Money Fund   $1,728,834,000.00
-----------------------------------------------------------------------------------------------------------
NY Tax Free Money Portfolio   BT Investment NY Tax Free Money Fund      $77,839,230.00         0.15%
-----------------------------------------------------------------------------------------------------------
Tax Free Money Portfolio      BT Investment Tax Free Money Fund        $201,094,223.00         0.15%
-----------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

            [FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]

     AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and [________________] (herein called the "Investment Adviser") [and [______________] (herein called the "Investment Subadviser")].

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

     WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

     [WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;]1

     NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.  Appointment.  The [Trust]  [Investment  Adviser]  hereby  appoints  the
[Investment Adviser] [Investment Subadviser] to act as [investment adviser] [investment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The [Investment Adviser] [Investment Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the
Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that:
----------------------------
1    Provision contained in the form of investment sub-advisory agreement only.

          (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

          (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the [Investment Adviser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the [Investment Adviser] [Investment Subadviser] determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the [Investment Adviser] [Investment Subadviser] with respect to the accounts as to which it exercises investment discretion; and

          (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may request.

     3. [Subject to the provisions of this agreement, the duties of the Investment Subadviser, the portion of the portfolio assets that the Investment Subadviser shall manage, and the fees to be paid to the Investment Subadviser by the Investment Adviser, under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board of Trustees who are not "interested persons," as defined in the Act.]2

     4. Services Not Exclusive. The investment advisory services rendered by the [Investment Adviser] [Investment Subadviser] hereunder are not to be deemed exclusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

------------------
2     Provision contained in the form of investment sub-advisory agreement only.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the [Trust] [Investment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

     6. Expenses. During the term of this Agreement, the [Investment Adviser] [Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, [_________] will pay the [Investment Adviser] [Investment Subadviser], and the [Investment Adviser] [Investment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

     8.  Limitation  of  Liability  of  the  [Investment   Adviser]  [Investment
Subadviser]: Indemnification.

          (a) The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

          (b) Subject to the exceptions and limitations contained in Section 7(c) below:

                (i) the [Investment Adviser] [Investment Subadviser] (hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the [Investment Adviser] [Investment Subadviser] of the Fund, and against amounts paid or incurred by him in the settlement thereof;

                (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (c) No  indemnification  shall  be  provided  hereunder  to a  Covered
Person:

                (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

                (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                    (A) by the court or other body approving the settlement; or

                    (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                    (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

          (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either
(i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

     9. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Investment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

    10. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

     11. Representations and Warranties. The [Investment Adviser] [Investment Subadviser] hereby represents and warrants as follows:

          (a) [The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

          (b) The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

          (c) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

          (d)  The   performance  by  the   [Investment   Adviser]   [Investment
Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

     12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby covenants and agrees that, so long as this Agreement shall remain in effect:

          (a) The [Investment Adviser] [Investment Subadviser] shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

          (b)  The   performance  by  the   [Investment   Adviser]   [Investment
Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

     13. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty
Street (One Bankers Trust Plaza), New York, New York 10006, [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

     14. Waiver. With full knowledge of the circumstances and the effect of its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the ___________________________, without reference to principles of conflicts of law. The Trust is organized under the laws of _________________________________ pursuant to a ______________ dated
______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                                 [SIGNATORIES]

                                    EXHIBIT A
                                       TO
             [INVESTMENT ADVISORY/SUB-ADVISORY AGREEMENT] AGREEMENT
                         MADE AS OF ____________________
                                     BETWEEN
                        [Trust Name] AND [______________]


Fund                                                    Investment Advisory Fee

                    SECURITY CAPITAL PRESERVATION SERIES OF SECURITY INCOME FUND
                                       Special Meeting of Stockholders
                                             September 10, 1999

                         The undersigned hereby appoints John D. Cleland, Donald
                         A. Chubb, Jr. and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals 1a, 1b, 1c, 2 and 3. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting, and for Proposals 1a, 1b and 1c, as votes "Against" the Proposals.

                         THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE  BOARD OF
                         DIRECTORS   WITH  RESPECT  TO  THE   SECURITY   CAPITAL
                         PRESERVATION FUND. THE BOARD OF TRUSTEES OF THE PORTFOLIO RECOMMENDS A VOTE FOR PROPOSALS 1A, 1B, 1C, 2 AND 3. 700 SW Harrison St., Topeka, Kansas 66636-0001





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------
                                                                       DETACH AND RETURN THIS PORTION ONLY
                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
----------------------------------------------------------------------------------------------------------
  Security Capital Preservation Series of Security Income Fund


    NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

    Please execute, sign, date, and return this proxy promptly using the enclosed envelope.

    Vote On Proposals
                                                                                                           For  Against   Abstain

     1.  a.   Approval of New Investment Advisory Agreement with Bankers Trust Company.                    []    []        []

     1.  b.   Approval of New Investment Advisory Agreement with Morgan Grenfell Inc.                      []    []        []

     1.  c.   Approval of New Investment Sub-advisory Agreement with Bankers Trust Company.                []    []        []

     2.  Election of Messrs.  Biggar,  Dill, Hale,  Langton,  Saunders,  and Van
         Benschoten and Drs. Gruber and Herring as Trustees of the Board.                                  []    []        []

         Instruction:  To withhold the authority to vote for any individual nominee(s), strike a line through the nominee's name in the list above.

     3. Ratification of the selection of Ernst & Young LLP as the independent accountants of the Portfolio.

    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

    Receipt of the Notice and the Proxy Statement, dated August 25, 1999, is hereby acknowledged.


      ------------------------------------------------------------        ----------------------------------------------------------
      Signature (PLEASE SIGN WITHIN BOX)                 Date             Signature (Joint Owners)                            Date
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